OPTIMIZERx Corporation 400 Water Street, Suite 200 Rochester, MI 48307 Phone: 248.651.6568 Fax: 248.453.5529 http:// www.optimizerxcorp.com / OPRX LD MICRO Conference Presentation October 4 th 2012

SAFE HARBOR : This presentation contains forward - looking statements within the definition of Section 27A of the Securities Act of 1933, as amended and such section 21E of the Securities Act of 1934, amended. These forward - looking statements should not be used to make an investment decision . The words 'estimate,' 'possible' and 'seeking' and similar expressions identify forward - looking statements, which speak only as to the date the statement was made. The company undertakes no obligation to publicly update or revise any forward - looking statements, whether because of new information, future events, or otherwise. Forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward - looking statements. The risks and uncertainties to which forward - looking statements are subject include, but are not limited to, the effect of government regulation, competition and other material risks.

2

SampleMD : “Our primary p roduct offering!” ▪ SampleMD is a software application that replaces drug samples by allow doctors to automatically add sponsored drug trial vouchers & co - pay discount coupons from their desktops and ePrescribing system. ▪ SampleMD resides within our partners ePrescribe or electronic health record (EHR) software offerings. ▪ Doctors are able to offer patients sample vouchers or coupons right within their prescribing work flow automation, making it easy and simple to use. ▪ Coupon info is automatically sent to pharmacy with eRx ▪ SampleMD is paid $4 - $5 by the manufacturer each time an ecoupon or evoucher is distributed to a patient.

3

SampleMD : “Is a highly leveraged revenue tool” ▪ SampleMD , by partnering with other software partners, is able to be within the primary workflow of hundred’s of thousands of healthcare providers. ▪ SampleMD is already installed in Allscripts Inc. (NASDAQ:MDRX), New Crop and Dr. First, which enables SampleMD to reside in over 250 EHR systems. ▪ SampleMD in turn shares revenue with each software partner that provides them direct access to health care providers.

4

Key Trends — Traditional Pharmaceutical Promotion Pharma Reps & Samples Decline In Size, Effectiveness, and ROI Sales Rep Attrition 105,000 90,000 75,000 60,000 2003 2007 2009 2012 Did You Know… According to the spring 2011 Access Monitor™ report, only 54% of prescribers were “rep - accessible ”? ? Visits With Samples (Millions) 120 110 100 90 80 70 60 2007 2008 2009 2010 2011 Source: 2. Cegedim Strategic Data https:// www.cegedimstrategicdata.com/

5

“First , measures for improving adherence must address financial barriers … especially the co - payments that patients must make for medications.” Key Trends — Traditional Pharmaceutical Promotion Patients Are Resisting Increases In Co - pay Costs, Affecting Fill Rates/Adherence Did You Know… Hospital expenses include demand for new medications/technology , aging of population , and medical personnel compensation? ? Co - pay Amount Tier 4 Specialty Drugs Tier 3 Other Covered Brand Drugs Tier 2 Preferred Brand Drugs Tier 1 Covered Generic Drugs $50 $40 $25 $ 5 Source: 3. New England Journal of Medicine https://www.nejm.org /

6

Industry report conservatively made the following assumptions: • 100M in prescriptions associated with coupons in 2010 or 11% of brand prescriptions • Co - pay coupons to increase 15% per year from 100M in 2010 to 500M in 2021 • Co - pay coupons will represent 20% of non - specialty brand prescriptions in 2014, 30% in 2017, and 50% in 2021 Key Trends — Trial Vouchers & Coupons Replacing Samples Vouchers And Co - pay Coupons Are Replacing The $4B Samples Market & Improving Adherence Nearly all manufacturers offer co - payments not based on income • In July 2011 there were 310 co - pay card programs in the US, a 260% increase from 2009 • Co - pay cards were 1/3 of overall prescription drug market and 13% of branded drugs Source: 4. Cleveland Resource Company http:// pcmanet.org/ Source : 5. Pharmaceutical Care Management Association http:// pcmanet.org/

7

Key Trends — Trial Vouchers & Coupons Drive Adherence! Co - Pay Cards An Coupons: Letting The Facts Get In The Way Impact Of Co - Pay Offset Program On Patient Adherence to BRAND 270 250 225 200 175 275 250 210 +20 DAYS +40 DAYS $25 ECP Co - Pay $60 Co - Pay reduced to $25 w/Co - pay Card $25 Co - Pay Control Group 2: Paying $25 w/Co - pay Card $50 Co - Pay Control Group 2: Paying $60 w/Co - pay Card Effect Of Moving Patient From $60 to $35 Co - pay Sources: 6 . Wolters Kluwer Health (PTD search) http ://www.wolterskluwerhealth.com / 7. Pharmaceutical Care Management Association http ://www.amundsengroup.com / +20 Days – Increased Loyalty: Longer Therapy Than Cohort At Equivalent Co - Pay +40 Days – Response To Lower Co - pay: More Days Of Therapy Based On Initial Co - Pay Level

8

Key Trends — Physicians Practice Flow is now Electronic! Did You Know… • 570M prescriptions were routed electronically in 2011? • More than 1 in 2 office - based physicians will be e - prescribed in 2011? ?

9

About OPTIMIZERx Corporation The Right Solutions, The Right Technology, The Right Opportunity SampleMD™ technology and • Integrated directly into the workflow of over 250+ EMR ePrescribe systems • Reaches 200,000 health providers • The preferred way to access branded prescription vouchers, co - pay savings, and other support programs

10

Doctor searches for drug to ePrescribe Once product is selected, SampleMD proprietary rules based engine determines eligible product support Upon doctor sending the ePrescription , your eCoupon & Patient Ed. is auto displayed & printed for patient and coupon info is included right within eRx to pharmacist! Option to send to patient mobile & email SampleMD™ Promotional Technology Promotion to Doctors at Most Critical Time : Point of Prescribe!

11

SampleMD™ Promotional Technology Each Platform Offers A Cost - Effective Process OptimizeRx website — industry standard, rules - based, and embedded functionality • eCouponing: eVouchers and eCoupons generated from the EMR/ePrescribe System • Patient Education: Access Patient Education and Adherence Programs at the point of prescribing • Product Info & Support : A ccess product information and live support from the EMR/ePrescribe System • Rep Visit: Health p roviders can request a Rep Visit and appointment time

12

Key Health Systems & ePrescribe Platforms Full Integration

13

Allscripts has 7 0,000 active Physicians ePrescribe users SampleMD is partnering with the largest ‘ePrescribing’ and e lectronic healthcare record (EHR) software p latforms to reach more targeted care providers who are active electronic prescribers

14

Key Health Pharmaceutical & Health Care Clients Building the Technology Pathway to Deliver Support from Leading Pharma companies

15

Cost Per Coupon Distribution: $5.00 Reporting: $1K/ mth . Set Up Fee: $25K SampleMD Revenue Metrics NOTE: We do have Enterprise Wide discounts to promote Manyfacturers to add portfolio of products to drive increased volume

16

17

Thank you for your interest in **OTCBB: OPRX**

Key Stock Data:	Equivalents:	Financial Summary
Recent Price(10/2/12): **$1.45**	**20m** warrants are outstanding at $2-3 strike price.	Total assets **$2.4m** a/o 6/30/12
52 Week range: **$0.53-$1.97**	Management holds certain option agreement's	Liabilities: $1.1 a/o 6/30/12 mostly trade payables
MKT CAP: **$20.1m** primary only		**2011** revenue:$1.1m **2011** loss: $(2.1m)
Ave Volume: **13,000** (trailing3 mos.)	Fully diluted share count w equivalents: **34m**.	**2012** revenue for 6 mos: **$844,000**. **2012** 6 mos. net loss **($376,000)**

Company contact : Mr. Dave Harrell
248.651.6568 office
dharrell@samplemd.com

IR Contact: Craig T. Stewart
585-737-9966 cell
cstewart@ncainc.com

OPTIMIZERx OPRx CORPORATION

Better Access. Better Results.